X-Square Municipal Income ETF

Consolidated Schedule of Investments

6/30/2026

Description	Principal Amount	Value
MUNICIPAL BONDS (97.99%)
Commonwealth of Puerto Rico, Series 2022 A-1
7/1/2035, 4.00%	$621,000	$626,935
7/1/2037, 4.00%	421,000	422,776
7/1/2041, 4.00%	18,000	17,548
7/1/2046, 4.00%	1,594,320	1,462,474
7/1/2027, 5.63%	337,000	343,352
7/1/2031, 5.75%	249,000	271,858
		3,144,943
Matching Fund Special Purpose Securitization Corp.
10/1/2039, 5.00%	425,000	442,170

Puerto Rico Commonwealth Aqueduct & Sewer Authority
7/1/2042, 4.00%(a)	250,000	243,504
7/1/2028, 5.00%(a)	250,000	256,450
7/1/2037, 5.00%(a)	250,000	263,177
7/1/2047, 5.00%(a)	280,000	282,711
		1,045,842
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Series Restructured Series A-2
7/1/2040, 4.33%	450,000	450,215
7/1/2058, 4.78%	875,000	858,003
		1,308,218
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Series Restructured Series A-1
7/1/2053, 4.75%	46,000	45,517
7/1/2058, 5.00%	1,000,000	1,000,095
		1,045,612
Territory of Guam
1/1/2036, 4.00%	90,000	89,901

TOTAL MUNICIPAL BONDS (Cost $6,930,830)		7,076,686

TOTAL INVESTMENTS (97.99%) (Cost $6,930,830)		7,076,686
Other Assets In Excess Of Liabilities (2.01%)		145,498
NET ASSETS (100.00%)		$7,222,184

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in the ordinary course of business in transactions exempt from registration normally to qualified institutional buyers. As of June 30, 2026, the aggregate market value of those securities was $1,045,842, representing 14.48%% of net assets.

Investments in Securities at Fair Value	Level 1	Level 2	Level 3	Total
Municipal Bonds	$–	$7,076,686	$–	$7,076,686
Total	$–	$7,076,686	$–	$7,076,686